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                                 Exhibit 99(a)


                             THE ACTAVA GROUP INC.
                          4900 Georgia-Pacific Center
                            Atlanta, Georgia  30303




                                August 31, 1994




Metromedia International, Inc.
41 West Putnam Avenue
Greenwich, Connecticut  06830

International Telcell, Inc.
41 West Putnam Avenue
Greenwich, Connecticut 06830


Gentlemen:

   This letter sets forth our understanding with respect to a contemplated transaction (the "Proposed Transaction") between The Actava Group Inc., a Delaware corporation ("Actava"), and Metromedia International, Inc., a Delaware corporation ("MII"), and International Telcell, Inc., a Delaware corporation ("ITI") which are in the process of finalizing a combination of their business operations through the creation of a newly formed Delaware holding company, Metromedia International Telecommunications, Inc. ("MITI") (the "Exchange").

   1. The Proposed Transaction. The Proposed Transaction will have the principal terms set forth on Exhibit A hereto.

   2. Conditions. Consummation of the Proposed Transaction is subject to the following conditions: (i) execution and delivery of definitive agreements providing for the Proposed Transaction containing representations, warranties, covenants and closing conditions which are mutually acceptable to the parties hereto, (ii) satisfaction by the parties hereto with the results of their respective legal and financial due diligence of one another, (iii) approval of the Proposed Transaction by the Board of Directors and the shareholders of MITI and Actava, (iv) consummation of (a) the proposed transaction between Actava and Orion Pictures Corporation which is the subject of the letter dated as of the date hereof between Actava and Orion Pictures Corporation, a copy of which is attached as Exhibit B, and (b) the proposed transaction among Orion Pictures Corporation,

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MCEG Sterling Incorporated and Actava which is the subject of the letter dated as of the date hereof among Actava, Orion Pictures Corporation and MCEG Sterling Incorporated, a copy of which is attached as Exhibit C, and (v) receipt of all requisite regulatory approvals, including approval with respect to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

   3. Press Release. Promptly after the execution and delivery of this letter by the parties hereto, Actava and Metromedia Company shall issue a press release in a form agreed upon by such parties. Thereafter, except as may be required by applicable law or pursuant to the rules and regulations of the New York Stock Exchange, Inc., none of the parties hereto shall, and shall cause their respective affiliates and representatives not to, issue or cause the publication of any press release or other announcement with respect to the Proposed Transaction without the consent of the other parties hereto.

   4. Expenses. Each of the parties hereto agrees that if the Proposed Transaction is consummated, Actava will pay the fees and expenses of the parties hereto; provided, that, if the Proposed Transaction is not consummated, each party will pay its own costs and expenses incurred in connection with the transactions contemplated by this letter.

   5. Governing Law. This letter shall be governed by the laws of the State of New York without regard to the conflict of laws principles thereof.

   6. Non-Binding Letter. This letter merely constitutes our current understanding of the Proposed Transaction but, except as set forth in the last sentence of this paragraph, shall not be binding upon the parties, nor shall it impose any obligations on the parties. Except as set forth in the last sentence of this paragraph, no binding obligation with respect to the Proposed Transaction will result unless the definitive agreements are executed and delivered by the parties. Notwithstanding the foregoing, paragraphs 3, 4 and 5 above and this paragraph shall constitute the legal, valid and binding obligation of the parties.





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   If this letter correctly sets forth our understanding, please so acknowledge by signing in the space indicated below and returning the enclosed copy of this letter.


                               Very truly yours,

                               THE ACTAVA GROUP INC.


                               By: /s/     John D. Phillips
                                   ------------------------------------------
                                           John D. Phillips
                                           President and Chief
                                           Executive Officer

ACCEPTED AND AGREED:

METROMEDIA INTERNATIONAL, INC.


By: /s/ Carl C. Brazell, Jr.
    -------------------------
       Carl C. Brazell, Jr.
       President


INTERNATIONAL TELCELL, INC.


By: /s/ William B. Manning
    -------------------------
       William B. Manning
       Senior Vice President
       and Chief Financial
       Officer






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                                   Exhibit A


 Business Combination with MITI          The Actava Group, Inc. ("Actava") and upon the consummation of the Exchange, Metromedia International
                                         Telecommunications, Inc. ("MITI") will enter into a
                                         business combination as follows:

                                             (a) Each of Metromedia Company's and its affiliates'
                                         shares of MITI common stock will be exchanged for 5.56141
                                         shares (subject to adjustment as described in paragraph (c)
                                         below) of newly-issued Class A common stock of Actava,
                                         which Class A common stock will have the same terms and
                                         conditions as Actava's existing common stock except that it will be entitled to 3 votes per share on all matters voted upon by Actava's shareholders.

                                             (b) Simultaneously, each of the remaining shares of
                                         MITI common stock will be exchanged for 5.5614 shares
                                         (subject to adjustment as described in paragraph (c) below)
                                         of newly-issued Actava common stock registered under the
                                         Securities Act of 1933, as amended entitled to one vote per share on all matters voted upon by Actava's shareholders.

                                            (c) The number of shares of (i) Actava Class A common
                                         stock which Metromedia Company and its affiliates will
                                         receive in the transaction for each share of MITI common
                                         stock, and (ii) Actava common stock which MITI's remaining shareholders will receive for each share of MITI common





____________________

1/ Based upon 1,712,484 shares of MITI common stock outstanding and subject to adjustment in the event of the issuance and exercise of certain employee stock options, stock awards and stock grants entitling the holders thereof to acquire shares of common stock of MITI.


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
                                         stock will, in each such case be adjusted if on the
                                         business day prior to the closing date of the transaction, the average of the closing price of Actava common stock on the New York Stock Exchange, Inc. for the 20 most recent
                                         trading days prior to such date (the "Average Closing
                                         Price") is determined to be less than $10.50 per share, by solving for "Y" in the following formula and dividing "Y"
                                         by the number of shares of MITI common stock outstanding on such date:

                                         100,000,000 = "Y" x Average Closing Price.

 Bridge Facility                         Actava will, as promptly as practicable following the
                                         execution and delivery of this letter of intent, provide a
                                         $55 million bridge loan facility to Orion Pictures
                                         Corporation, MITI and MCEG Sterling Incorporated for their respective capital needs prior to the consummation of the
                                         transactions.





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